Operating costs	12 Months Ended
Dec. 31, 2025
Operating costs
Operating costs

17. Operating costs

	2025	2024	2023*
Staff costs (note 18)	389,230	242,591	238,527
Depreciation (notes 8/9)	8,472	192,698	11,752
External research and development costs	190,190	435,189	942,714
Patent maintenance and registration costs	188,918	283,382	229,227
Professional fees	1,314,859	1,206,813	1,163,839
D&O insurance	183,841	225,772	628,595
Fair value of services received at zero costs (note 10)	141,018	—	—
Other operating costs	570,930	578,830	645,501
Total operating costs	2,987,458	3,165,275	3,860,155

The evolution of the total operating costs is mainly driven by external research and development expenses, staff costs, D&O insurance, professional fees and other operating costs.

During the twelve-month period ended December 31, 2025, total operating costs recognized as continuing operations decreased by CHF 0.2 million compared to the same period ended December 31, 2024, primarily due to decreased external research and development cost, lower D&O insurance and patent maintenance and registration costs, partially offset by increased staff costs and professional fees and other operating costs.

During the twelve-month period ended December 31, 2024, total operating costs recognized as continuing operations decreased by CHF 0.7 million compared to the year ended December 31, 2023, primarily due to decreased external research and development cost of CHF 0.5 million and lower D&O insurance of CHF 0.4 million, partially offset by increased depreciation of CHF 0.2 million related to the intangible asset recorded at the fair value of the service agreement provided at zero cost (note 10).

During the twelve-month periods ended December 31, 2023 and 2024, total operating costs recognized as discontinued operations amounted to CHF 8.1 million and CHF 2.0 million respectively and primarily related to staff costs and external research and development costs (note 22).